UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21132

Short-Term U.S. Government Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Short-Term U.S. Government Portfolio

April 30, 2017

Portfolio of Investments (Unaudited)

Mortgage Pass-Throughs — 20.2%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
1.841%, with maturity at 2025(1)	$197	$199,074
1.849%, with various maturities to 2022(1)	985	991,033
1.866%, with maturity at 2037(1)	996	1,007,307
2.558%, with maturity at 2022(1)	35	35,158
2.757%, with maturity at 2020(1)	49	49,387
2.761%, with maturity at 2034(1)	3,508	3,664,024
2.856%, with maturity at 2035(1)	1,850	1,919,368
2.861%, with maturity at 2025(1)	454	469,202
2.872%, with maturity at 2035(1)	6,669	7,027,701
2.908%, with maturity at 2036(1)	2,505	2,637,635
2.925%, with maturity at 2038(1)	2,525	2,669,490
2.95%, with maturity at 2023(1)	566	577,267
2.952%, with maturity at 2036(1)	2,755	2,911,284
3.157%, with maturity at 2032(1)	485	492,729
3.411%, with maturity at 2029(1)	215	215,061
3.839%, with maturity at 2034(1)	339	362,519
4.056%, with maturity at 2037(1)	2,028	2,145,284
4.184%, with maturity at 2032(1)	380	393,547
4.378%, with maturity at 2030(1)	562	600,583
4.50%, with various maturities to 2035	1,282	1,354,226
4.71%, with maturity at 2033(1)	2,278	2,429,363
5.00%, with various maturities to 2018	333	339,352
5.50%, with various maturities to 2018	84	84,422
6.00%, with maturity at 2029	335	376,625
6.50%, with maturity at 2017	11	10,743
7.00%, with various maturities to 2035	758	878,855
8.00%, with various maturities to 2025	6	6,589

		$33,847,828

Federal National Mortgage Association:
1.841%, with various maturities to 2037(1)	$773	$780,217
1.849%, with maturity at 2032(1)	1,289	1,303,451
1.866%, with maturity at 2033(1)	388	391,913
1.99%, with maturity at 2018(1)	2	1,930
2.021%, with maturity at 2038(1)	483	486,706
2.365%, with maturity at 2029(1)	19	19,347
2.412%, with maturity at 2028(1)	1,696	1,726,486
2.464%, with maturity at 2020(1)	121	120,590
2.611%, with maturity at 2036(1)	189	188,849
2.63%, with maturity at 2033(1)	718	752,732
2.646%, with maturity at 2018(1)	19	19,169
2.648%, with maturity at 2030(1)	103	104,037
2.714%, with maturity at 2037(1)	2,268	2,385,181
2.752%, with maturity at 2040(1)	797	833,929

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
2.768%, with maturity at 2030(1)	$562	$572,360
2.786%, with maturity at 2036(1)	634	666,650
2.79%, with maturity at 2033(1)	5,945	6,266,681
2.805%, with maturity at 2031(1)	1,639	1,690,136
2.824%, with maturity at 2039(1)	3,903	4,110,049
2.872%, with maturity at 2030(1)	712	734,947
2.875%, with maturity at 2018(1)	1	772
2.957%, with maturity at 2021(1)	178	179,500
3.007%, with maturity at 2038(1)	1,250	1,324,315
3.03%, with maturity at 2036(1)	583	591,268
3.174%, with maturity at 2034(1)	1,701	1,775,761
3.187%, with maturity at 2019(1)	279	281,817
3.366%, with maturity at 2035(1)	2,031	2,142,742
3.55%, with maturity at 2034(1)	1,075	1,137,543
3.578%, with maturity at 2034(1)	2,621	2,774,622
3.586%, with maturity at 2026(1)	625	660,485
3.64%, with maturity at 2021(1)	143	145,819
3.717%, with maturity at 2021(1)	259	263,940
3.724%, with maturity at 2035(1)	912	963,415
3.73%, with maturity at 2036(1)	1,455	1,555,019
3.766%, with maturity at 2036(1)	148	153,800
3.804%, with maturity at 2035(1)	714	763,180
3.939%, with maturity at 2034(1)	1,674	1,766,467
4.047%, with maturity at 2035(1)	1,119	1,194,948
4.107%, with maturity at 2033(1)	609	653,011
4.205%, with maturity at 2034(1)	560	599,142
4.489%, with maturity at 2029(1)	1,053	1,125,868
4.712%, with maturity at 2034(1)	1,016	1,076,620
4.737%, with maturity at 2034(1)	566	604,703
5.00%, with various maturities to 2019	545	556,349
6.00%, with various maturities to 2031	537	600,274
6.325%, with maturity at 2032(1)	226	247,604
6.50%, with maturity at 2036	5,271	6,015,745
7.00%, with various maturities to 2035(2)	4,118	4,872,263
7.50%, with maturity at 2018(3)	1	691
8.00%, with maturity at 2034	699	810,218

		$57,993,261

Government National Mortgage Association:
2.25%, with various maturities to 2027(1)	$488	$496,916
5.00%, with maturity at 2018	240	245,356
8.25%, with maturity at 2020	41	43,226
9.00%, with maturity at 2017	1	503

		$786,001

Total Mortgage Pass-Throughs (identified cost $91,759,598)		$92,627,090

15	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Collateralized Mortgage Obligations — 76.4%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 213, (Principal Only), Class PO, 0.00%, 6/1/31(4)	$3,941	$3,562,603
Series 239, (Principal Only), Class PO, 0.00%, 8/15/36(4)	1,878	1,727,314
Series 246, (Principal Only), Class PO, 0.00%, 5/15/37(4)	4,354	4,015,994
Series 1395, Class F, 1.241%, 10/15/22(5)	22	21,694
Series 2135, Class JZ, 6.00%, 3/15/29	1,060	1,188,738
Series 3030, (Interest Only), Class SL, 5.106%, 9/15/35(6)(7)	3,666	654,743
Series 3072, (Principal Only), Class WO, 0.00%, 11/15/35(4)	1,604	1,424,599
Series 3114, (Interest Only), Class TS, 5.656%, 9/15/30(6)(7)	8,810	1,223,457
Series 3339, (Interest Only), Class JI, 5.596%, 7/15/37(6)(7)	2,870	526,225
Series 3342, (Principal Only), Class KO, 0.00%, 7/15/37(4)	538	501,080
Series 3476, (Principal Only), Class PO, 0.00%, 7/15/38(4)	1,128	1,018,531
Series 3862, (Principal Only), Class PO, 0.00%, 5/15/41(4)	1,803	1,585,814
Series 3866, Class DF, 2.444%, 5/15/41(5)	2,325	2,333,425
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(6)	3,974	290,963
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(6)	4,502	627,496
Series 4094, (Interest Only), Class CS, 5.006%, 8/15/42(6)(7)	5,660	1,123,558
Series 4109, (Interest Only), Class SA, 5.206%, 9/15/32(6)(7)	3,788	698,788
Series 4177, Class MP, 2.50%, 3/15/43	1,267	1,224,463
Series 4204, Class AF, 1.983%, 5/15/43(5)	2,855	2,813,377
Series 4212, (Interest Only), Class SA, 5.206%, 7/15/38(6)(7)	10,742	1,300,929
Series 4299, Class JG, 2.50%, 7/15/43	6,667	6,713,608
Series 4319, Class SY, 6.155%, 3/15/44(7)	171	173,433
Series 4336, Class GU, 3.50%, 2/15/53	87	86,781
Series 4337, Class YT, 3.50%, 4/15/49	3,130	3,169,821
Series 4385, Class SC, 7.04%, 9/15/44(7)	423	408,874
Series 4389, Class CA, 3.00%, 9/15/44(2)	8,319	8,407,609
Series 4407, Class LN, 7.03%, 12/15/43(7)	174	171,781
Series 4452, (Interest Only), Class SP, 5.206%, 10/15/43(6)(7)	6,054	964,701
Series 4495, Class JA, 3.50%, 5/15/45	3,397	3,447,162
Series 4497, (Interest Only), Class CS, 5.206%, 9/15/44(6)(7)	4,252	909,671

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(6)	$13,393	$2,438,877
Series 4507, (Interest Only), Class MI, 3.50%, 8/15/44(6)	5,614	880,541
Series 4549, (Interest Only), Class DS, 4.906%, 8/15/45(6)(7)	10,277	1,960,713
Series 4583, Class CZ, 3.50%, 5/15/46	3,383	3,331,882
Series 4584, Class PM, 3.00%, 5/15/46	3,933	4,032,401
Series 4594, Class GT, 4.00%, 7/15/43(7)	2,890	2,731,266
Series 4608, Class TV, 3.50%, 1/15/55	3,426	3,496,280
Series 4616, Class PZ, 2.00%, 3/15/42	1,063	1,049,320
Series 4619, Class KF, 1.733%, 6/15/39(5)	2,327	2,262,397
Series 4631, Class KF, 1.983%, 10/15/46(5)	2,890	2,900,885
Series 4637, (Interest Only), Class IP, 3.50%, 4/15/44(6)	3,895	576,857
Series 4637, Class CU, 3.00%, 8/15/44	12,893	12,559,853
Series 4637, Class QU, 3.00%, 4/15/44	22,009	21,453,032
Series 4639, Class KF, 2.283%, 12/15/44(5)	13,430	13,443,112
Series 4645, Class CF, 1.983%, 3/15/44(5)	18,584	18,678,544
Series 4648, Class WF, 1.983%, 1/15/47(5)	2,723	2,738,026
Series 4653, (Interest Only), Class PI, 3.50%, 7/15/44(6)	4,956	711,270

		$147,562,488

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA3, Class M3, 5.691%, 4/25/28(5)	$8,000	$9,139,785
Series 2016-DNA1, Class M3, 6.541%, 7/25/28(5)	3,750	4,339,239
Series 2016-DNA2, Class M3, 5.641%, 10/25/28(5)	5,500	6,105,881
Series 2017-DNA1, Class M2, 4.241%, 7/25/29(5)	4,000	4,089,825
Series 2017-DNA2, Class M2, 4.436%, 10/25/29(5)	2,000	2,045,605

		$25,720,335

Federal Home Loan Mortgage Corp. Whole Loan Securities Trust:
Series 2016-SC02, Class M1, 3.625%, 10/25/46(5)	$3,744	$3,698,800

		$3,698,800

Federal National Mortgage Association:
Series G93-17, Class FA, 1.991%, 4/25/23(5)	$59	$59,755
Series G93-36, Class ZQ, 6.50%, 12/25/23	273	296,627
Series G97-4, Class FA, 1.794%, 6/17/27(5)	282	285,204
Series 296, (Interest Only), Class 2, 8.00%, 4/25/24(6)	782	126,317
Series 379, (Principal Only), Class 1, 0.00%, 5/25/37(4)	4,405	4,038,757
Series 380, (Principal Only), Class 1, 0.00%, 7/25/37(4)	964	886,958
Series 1993-203, Class PL, 6.50%, 10/25/23	274	301,922
Series 1994-14, Class F, 2.191%, 10/25/23(5)	279	283,692

16	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2001-4, Class GA, 9.325%, 4/17/25(3)	$26	$27,972
Series 2004-60, (Interest Only), Class SW, 6.059%, 4/25/34(6)(7)	4,517	761,763
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(6)	3,593	1,017,495
Series 2006-65, (Interest Only), Class PS, 6.229%, 7/25/36(6)(7)	2,496	513,392
Series 2007-17, (Principal Only), Class PO, 0.00%, 3/25/37(4)	868	783,977
Series 2007-99, (Interest Only), Class SD, 5.409%, 10/25/37(6)(7)	3,936	709,321
Series 2007-102, (Interest Only), Class ST, 5.449%, 11/25/37(6)(7)	2,072	378,199
Series 2009-48, Class WA, 5.829%, 7/25/39(5)	858	945,735
Series 2009-62, Class WA, 5.569%, 8/25/39(5)	1,383	1,521,916
Series 2009-82, (Principal Only), Class PO, 0.00%, 10/25/39(4)	1,721	1,512,887
Series 2009-93, (Interest Only), Class SC, 5.159%, 11/25/39(6)(7)	7,503	1,190,282
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(6)	30	26
Series 2010-112, Class DZ, 4.00%, 10/25/40	1,531	1,565,570
Series 2010-135, (Interest Only), Class SD, 5.009%, 6/25/39(6)(7)	3,677	379,261
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(6)	2,157	90,340
Series 2011-49, Class NT, 6.00%, 6/25/41(7)	596	655,286
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(6)	2,822	668,196
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(6)	2,683	146,087
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(6)	8,511	827,704
Series 2012-5, (Principal Only), Class PO, 0.00%, 12/25/39(4)	1,299	1,156,615
Series 2012-14, Class MH, 2.00%, 12/25/40	592	591,215
Series 2012-35, Class GE, 3.00%, 5/25/40	7,469	7,595,218
Series 2012-61, (Principal Only), Class PO, 0.00%, 8/25/37(4)	4,588	4,016,187
Series 2012-73, (Interest Only), Class MS, 5.059%, 5/25/39(6)(7)	4,669	443,993
Series 2012-86, (Interest Only), Class CS, 5.109%, 4/25/39(6)(7)	3,913	407,991
Series 2012-94, (Interest Only), Class SL, 5.709%, 5/25/38(6)(7)	10,322	1,558,275
Series 2012-103, (Interest Only), Class GS, 5.109%, 2/25/40(6)(7)	9,576	991,252
Series 2012-112, (Interest Only), Class SB, 5.159%, 9/25/40(6)(7)	8,937	1,311,953

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2012-134, Class ZT, 2.00%, 12/25/42	$3,358	$2,866,384
Series 2012-147, (Interest Only), Class SA, 5.109%, 1/25/43(6)(7)	3,488	682,520
Series 2013-52, Class GA, 1.00%, 6/25/43	5,375	5,173,683
Series 2013-52, Class MD, 1.25%, 6/25/43	4,286	4,036,885
Series 2013-67, Class NF, 1.991%, 7/25/43(5)	1,856	1,821,886
Series 2013-119, Class PD, 2.50%, 1/25/43	609	606,871
Series 2013-127, (Interest Only), Class BI, 3.50%, 5/25/39(6)	4,584	402,295
Series 2013-127, (Interest Only), Class LI, 3.50%, 5/25/39(6)	4,558	400,013
Series 2014-5, Class LB, 2.50%, 7/25/43	1,785	1,774,141
Series 2014-17, (Principal Only), Class PO, 0.00%, 4/25/44(4)	3,946	3,282,457
Series 2014-35, Class CF, 1.341%, 6/25/44(5)	28,095	28,132,155
Series 2014-41, (Interest Only), Class SA, 5.059%, 7/25/44(6)(7)	5,052	1,169,643
Series 2014-55, (Interest Only), Class IL, 3.50%, 9/25/44(6)	5,459	853,022
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(6)	4,585	668,196
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(6)	7,508	1,391,942
Series 2015-4, Class BF, 1.391%, 2/25/45(5)	17,179	17,233,174
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(6)	3,882	568,469
Series 2015-31, (Interest Only), Class SG, 5.109%, 5/25/45(6)(7)	5,657	1,238,280
Series 2015-35, Class US, 6.734%, 6/25/45(7)	112	113,021
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(6)	5,882	871,072
Series 2015-61, (Interest Only), Class QI, 3.50%, 5/25/43(6)	7,394	981,546
Series 2015-74, Class SL, 1.768%, 10/25/45(7)	2,383	2,063,914
Series 2016-1, (Interest Only), Class SJ, 5.159%, 2/25/46(6)(7)	8,316	1,689,621
Series 2016-20, Class ZA, 2.50%, 12/25/41	3,130	3,050,324
Series 2016-22, Class ZE, 3.00%, 6/25/44	4,958	4,975,406
Series 2016-41, Class HZ, 2.00%, 5/25/44	1,167	1,162,885
Series 2016-61, (Interest Only), Class DI, 3.00%, 4/25/46(6)	5,685	769,015
Series 2016-89, Class ZH, 3.00%, 12/25/46	1,597	1,599,940
Series 2017-1, Class LF, 1.983%, 2/25/47(5)	1,453	1,440,950
Series 2017-13, Class KF, 1.983%, 2/25/47(5)	3,855	3,866,531
Series 2017-15, Class LE, 3.00%, 6/25/46	4,971	5,036,864
Series 2017-39, Class JZ, 3.00%, 5/25/47	2,647	2,594,456

		$140,564,901

17	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, 5.241%, 1/25/29(5)	$1,000	$1,089,749
Series 2017-C01, Class 1M2, 4.541%, 7/25/29(5)	1,000	1,040,334

		$2,130,083

Government National Mortgage Association:
Series 2009-117, (Principal Only), Class PO, 0.00%, 12/16/39(4)	$2,849	$2,468,168
Series 2010-88, (Principal Only), Class OA, 0.00%, 7/20/40(4)	2,190	1,873,051
Series 2011-48, (Interest Only), Class SD, 5.677%, 10/20/36(6)(7)	3,439	232,895
Series 2011-156, Class GA, 2.00%, 12/16/41	1,445	1,323,503
Series 2012-77, Class MT, 1.384%, 5/16/41(5)	1,319	1,281,364
Series 2014-98, (Interest Only), Class IM, 1.03%, 1/20/43(3)(6)	32,918	1,068,856
Series 2015-24, (Principal Only), Class KO, 0.00%, 6/20/35(4)	2,950	2,667,623
Series 2015-62, Class PQ, 3.00%, 5/20/45	2,278	2,277,862
Series 2015-116, (Interest Only), Class AS, 4.707%, 8/20/45(6)(7)	3,869	476,825
Series 2015-144, Class KB, 3.00%, 8/20/44	996	981,762
Series 2015-151, (Interest Only), Class KI, 0.704%, 11/20/42(3)(6)	46,548	1,147,850
Series 2016-37, Class KY, 3.00%, 3/20/46	28	27,548
Series 2016-58, Class CZ, 2.25%, 7/20/45	732	732,121
Series 2016-58, Class TZ, 2.00%, 12/20/39	2,456	2,438,345
Series 2016-81, Class CZ, 2.25%, 3/16/45	1,631	1,619,515
Series 2016-129, Class ZC, 2.00%, 6/20/45	5,743	5,649,864
Series 2017-5, Class ZA, 2.50%, 1/20/47	4,663	4,670,517
Series 2017-32, Class JZ, 2.50%, 9/20/43	234	233,562

		$31,171,231

Total Collateralized Mortgage Obligations (identified cost $350,910,284)		$350,847,838

Put Options Purchased — 0.0%(8)

Exchange-Traded Options — 0.0%(8)

Description	Number of Contracts	Strike Price	Expiration Date	Value

U.S. 10 Year Treasury Note Futures 6/2017	500	USD 122.00	5/26/17	$7,813

Total Put Options Purchased (identified cost $31,250)				$7,813

Short-Term Investments — 3.1%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.07%(9)	14,193,404	$14,197,662

Total Short-Term Investments (identified cost $14,196,242)		$14,197,662

Total Investments — 99.7% (identified cost $456,897,374)		$457,680,403

Call Options Written — (0.0)%(8)

Exchange-Traded Options — (0.0)%(8)

Description	Number of Contracts	Strike Price	Expiration Date	Value

U.S. 10 Year Treasury Note Futures 6/2017	250	USD 129.00	5/26/17	$(7,813)

Total Call Options Written (premiums received $39,063)				$(7,813)

Other Assets, Less Liabilities — 0.3%				$1,273,614

Net Assets — 100.0%				$458,946,204

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2017.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2017.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2017.

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2017.

(8)	Amount is less than 0.05% or (0.05)%, as applicable.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

18	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	419	Short	Jun-18	$(103,460,874)	$(103,005,913)	$454,961
U.S. 5-Year Treasury Note	935	Short	Jun-17	(110,018,733)	(110,709,844)	(691,111)
U.S. 10-Year Treasury Note	347	Short	Jun-17	(43,173,140)	(43,624,406)	(451,266)
U.S. Ultra-Long Treasury Bond	101	Long	Jun-17	16,351,318	16,456,688	105,370

						$(582,046)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	$10,000	Receives	3-month USD-LIBOR-BBA	2.82%	June 1, 2017/ June 1, 2047	$(699,248)

						$(699,248)

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

Abbreviations:

CME:  Chicago Mercantile Exchange

Currency Abbreviations:

USD	–	United States Dollar

19	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $442,701,132)	$443,482,741
Affiliated investment, at value (identified cost, $14,196,242)	14,197,662
Restricted cash*	2,452,690
Interest receivable	1,424,739
Dividends receivable from affiliated investment	16,336
Receivable for investments sold	775,677
Receivable for variation margin on open financial futures contracts	9,801
Total assets	$462,359,646

Liabilities
Written options outstanding, at value (premiums received, $39,063)	$7,813
Payable for investments purchased	2,365,144
Payable for open swap contracts	699,248
Due to custodian	64,228
Payable to affiliate:
Investment adviser fee	189,744
Trustees’ fees	2,269
Accrued expenses	84,996
Total liabilities	$3,413,442
Net Assets applicable to investors’ interest in Portfolio	$458,946,204

Sources of Net Assets
Investors’ capital	$459,413,219
Net unrealized depreciation	(467,015)
Total	$458,946,204

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

20	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Interest	$6,448,900
Dividends from affiliated investment	125,521
Total investment income	$6,574,421

Expenses
Investment adviser fee	$1,086,107
Trustees’ fees and expenses	13,549
Custodian fee	67,174
Legal and accounting services	38,316
Miscellaneous	12,065
Total expenses	$1,217,211
Net investment income	$5,357,210

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$479,501
Investment transactions - affiliated investment	6,850
Written options	76,172
Financial futures contracts	(7,007,046)
Swap contracts	650,991
Net realized loss	$(5,793,532)
Change in unrealized appreciation (depreciation) —
Investments	$815,232
Investments - affiliated investment	(4,193)
Written options	31,250
Financial futures contracts	2,037,937
Swap contracts	3,364,697
Net change in unrealized appreciation (depreciation)	$6,244,923

Net realized and unrealized gain	$451,391

Net increase in net assets from operations	$5,808,601

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
From operations —
Net investment income	$5,357,210	$11,344,922
Net realized gain (loss) from investment transactions, written options, financial futures contracts and swap contracts	(5,793,532)	6,815,493
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts and swap contracts	6,244,923	(14,917,676)
Net increase in net assets from operations	$5,808,601	$3,242,739
Capital transactions —
Contributions	$106,505,538	$222,770,459
Withdrawals	(57,237,154)	(233,971,266)
Net increase (decrease) in net assets from capital transactions	$49,268,384	$(11,200,807)

Net increase (decrease) in net assets	$55,076,985	$(7,958,068)

Net Assets
At beginning of period	$403,869,219	$411,827,287
At end of period	$458,946,204	$403,869,219

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56	%(2)	0.56%	0.56%	0.57%	0.57%	0.57%
Net investment income	2.46	%(2)	2.44%	2.40%	2.37%	2.28%	2.63%
Portfolio Turnover	23	%(3)	94%	30%	18%	12%	15%

Total Return	1.36	%(3)	0.83%	1.66%	3.14%	(1.29)%	3.72%

Net assets, end of period (000’s omitted)	$458,946		$403,869	$411,827	$243,930	$268,742	$403,869

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Annualized.

(3)	Not annualized.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2017, Eaton Vance Short Duration Government Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

24

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages

25

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

M  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the six months ended April 30, 2017, the Portfolio’s investment adviser fee amounted to $1,086,107. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns, aggregated $174,023,092 and $95,144,644, respectively, for the six months ended April 30, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$458,519,261

Gross unrealized appreciation	$9,296,452
Gross unrealized depreciation	(10,135,310)

Net unrealized depreciation	$(838,858)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, interest rate swaps, purchased options and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the six months ended April 30, 2017 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	—	$—
Options written	375	126,954
Options terminated in closing purchase transactions	(125)	(87,891)

Outstanding, end of period	250	$39,063

26

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, interest rate swaps and options on futures to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $699,248. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $922,948 at April 30, 2017.

The over-the-counter (OTC) derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at April 30, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$7,813	(1)	$—
Written options	—		(7,813	)(2)
Futures contracts	560,331	(3)	(1,142,377	)(3)
Swap contracts	—		(699,248	)(4)

Total	$568,144		$(1,849,438)

Derivatives not subject to master netting or similar agreements	$568,144		$(1,150,190)

Total Derivatives subject to master netting or similar agreements	$—		$(699,248)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

(3)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

(4)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

27

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of April 30, 2017.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Deutsche Bank AG	$(699,248)	$—	$522,948	$176,300	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended April 30, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(63,672)	$(23,437)
Written options	$76,172	$31,250
Futures contracts	$(7,007,046)	$2,037,937
Swap contracts	$650,991	$3,364,697

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options, Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Written options, Financial futures contracts and Swap contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2017, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$27,542,000	$243,265,000	$31,429,000

The average number of purchased options contracts outstanding during the six months ended April 30, 2017, which is indicative of the volume of this derivative type, was 146 contracts.

6  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At April 30, 2017, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $64,228. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at April 30, 2017. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2017. The Portfolio’s average overdraft advances during the six months ended April 30, 2017 were not significant.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or

28

Short-Term U.S. Government Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2017.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$92,627,090	$—	$92,627,090
Collateralized Mortgage Obligations	—	350,847,838	—	350,847,838
Put Options Purchased	7,813	—	—	7,813
Short-Term Investments	—	14,197,662	—	14,197,662

Total Investments	$7,813	$457,672,590	$—	$457,680,403

Futures Contracts	$560,331	$—	$—	$560,331

Total	$568,144	$457,672,590	$—	$458,240,734

Liability Description
Call Options Written	$(7,813)	$—	$—	$(7,813)
Futures Contracts	(1,142,377)	—	—	(1,142,377)
Swap Contracts	—	(699,248)	—	(699,248)

Total	$(1,150,190)	$(699,248)	$—	$(1,849,438)

The Portfolio held no investments or other financial instruments as of October 31, 2016 whose fair value was determined using Level 3 inputs. At April 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

29

Eaton Vance

Short Duration Government Income Fund

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

30

Eaton Vance

Short Duration Government Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Short Duration Government Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement of Short-Term U.S. Government Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the investment advisory agreement (the “investment advisory agreements”) for the Fund and the Portfolio, respectively.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of each Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

31

Eaton Vance

Short Duration Government Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on Fund expense ratios relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all

32

Eaton Vance

Short Duration Government Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, and in light of the level of the Adviser’s 2016 profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

33

Eaton Vance

Short Duration Government Income Fund

April 30, 2017

Officers and Trustees

Officers of Eaton Vance Short Duration Government Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Officers of Short-Term U.S. Government Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Short Duration Government Income Fund and Short-Term U.S. Government Portfolio

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance

Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7730    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Portfolio’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Short-Term U.S. Government Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 26, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 26, 2017